Exhibit 32.2

Certification Pursuant to Section 906
of Sarbanes-Oxley Act of 2002

CERTIFICATION OF CFO

In connection with the amended quarterly report on Form 10-Q/A of Bovie Medical Corporation (the “Company”) for the period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary D. Pickett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 30, 2009

  /s/ Gary D. Pickett
Gary D. Pickett
Chief Financial Officer